UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 1, 2013

Alliance Media Group Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-54942	45-4944960

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

400 North Congress Avenue, Suite 130, West Palm Beach, FL		77057

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (888) 607-3555

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01

Entry into a Material Definitive Agreement

Item 2.01

Completion of Acquisition or Disposition of Assets

Item 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Item 3.02

Unregistered Sales of Equity Securities

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers

Item 8.01

Other Events

Item 9.01

Financial Statements and Exhibits

SIGNATURES

EXHIBIT INDEX

Item 1.01

Entry into a Material Definitive Agreement

(a)

In September 2013, AMG Television, Inc., a Florida corporation (“AMG”) and wholly-owned subsidiary of Alliance Media Group Holdings, Inc., a Nevada corporation (the “Company”) entered into an Asset Purchase Agreement (the “World Star Agreement”) with Creative Licensing International, LLC (“CLI”) to purchase all of CLI’s right, title and interest in a television series known as World Star (formerly, Recreating a Legend.  The World Star Agreement is subject to terms and conditions which are normal in an agreement of this nature, including representations and warranties by both parties and certain conditions to closing.  The transaction closed on September 12, 2013.

(b)

In September 2013, AMG Television, Inc., a Florida corporation (“AMG”) and wholly-owned subsidiary of Alliance Media Group Holdings, Inc., a Nevada corporation (the “Company”) entered into an Asset Purchase Agreement (the “Making of a Saint Agreement”) with Creative Licensing International, LLC (“CLI”) to purchase all of CLI’s right, title and interest in a documentary film production series known as Making of a Saint:  The Journey to Sainthood (formerly, Seed of Faith or The Power of Faith).  The Making of a Saint Agreement is subject to terms and conditions which are normal in an agreement of this nature, including representations and warranties by both parties and certain conditions to closing.  The transaction closed on September 12, 2013

On July 1, 2013, the Company entered into a convertible debenture with AMG Energy Group, LLC to issue up to $100,000 face amount.  As of September 30, 2013, the Company had issued $75,000 face amount.  The indebtedness is payable on or before July 1, 2014 and bears simple interest at a rate of five percent (5%) per annum, payable at maturity.  The face amount of any issued debenture is convertible, at the option of the holder into Company Common Stock at a conversion price of $0.25 per share.  There is also provision for an automatic conversion in the event that (i) the Company Common Stock trades at a price of $1.00 or more for a period in excess of thirty (30) consecutive trading days; or (ii) the occurrence of a “Qualified Sale” as defined in the convertible debenture agreement; or (iii) a merger of the Company with another entity which results in more than a 50% change in the voting power of the current shareholders following the merger or (iv) the Company completes an underwritten initial public offering of Company Common Stock with gross proceeds of at least $10,000,000.  The convertible debentures are subordinate obligations of the Company and are unsecured.  A copy of the Convertible Debenture Agreement is attached hereto as Exhibit 2.1.

On August 1, 2013, the Company entered into a Promissory Note with Palm Beach Energy Solutions, LLC to whereby it borrowed ten thousand dollars ($10,000).  As of September 30, 2013, the loan was fully disbursed.  The indebtedness is payable on or before August 1, 2014 and bears simple interest at a rate of five percent (5%) per annum, payable at maturity. The Promissory Note is unsecured.  A copy of the Promissory Note is attached hereto as Exhibit 2.2.

On August 10, 2013, the Company advanced Ten Thousand Dollars ($10,000) to its wholly-owned subsidiary, New York Sandwich Company, LLC as inter-company loans to fund a portion of the costs of construction of its first restaurant.  Thereafter, the Company made additional advances of Seven Thousand Five Hundred Dollars ($7,500) on September 5, 2013, Five Thousand ($5,000) on September 19, 2013 and Ten Thousand ($10,000) on September 25, 2013.

Item 2.01

Completion of Acquisition or Disposition of Assets

See Item 1.01 above which is incorporated in its entirety by this reference.

Item 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On July 1, 2013, the Company entered into a convertible debenture with AMG Energy Group, LLC to issue up to $100,000 face amount.  As of September 30, 2013, the Company had issued $75,000 face amount.  The indebtedness is payable on or before July 1, 2014 and bears simple interest at a rate of five percent (5%) per annum, payable at maturity.  The face amount of any issued debenture is convertible, at the option of the holder into Company Common Stock at a conversion price of $0.25 per share.  There is also provision for an automatic conversion in the event that (i) the Company Common Stock trades at a price of $1.00 or more for a period in excess of thirty (30) consecutive trading days; or (ii) the occurrence of a “Qualified Sale” as defined in the convertible debenture agreement; or (iii) a merger of the Company with another entity which results in more than a 50% change in the voting power of the current shareholders following the merger or (iv) the Company completes an underwritten initial public offering of Company Common Stock with gross proceeds of at least $10,000,000.  The convertible debentures are subordinate obligations of the Company and are unsecured.

On August 1, 2013, the Company entered into a Promissory Note with Palm Beach Energy Solutions, LLC to whereby it borrowed ten thousand dollars ($10,000).  As of September 30, 2013, the loan was fully disbursed.  The indebtedness is payable on or before August 1, 2014 and bears simple interest at a rate of five percent (5%) per annum, payable at maturity. The Promissory Note is unsecured.

Item 3.02

Unregistered Sales of Equity Securities

Below is a list of securities sold by us from October 25, 2010 to the present date which were not registered under the Securities Act.

Name of Purchaser	Date of Sale	Title of	Amount of Securities	Consideration
		Security	Sold
Roy Sciacca	9/12/13	Common Stock	610,215	Acquisition
Lisa Colletti	9/12/13	Common Stock	550,000	Acquisition
Ted Chasanoff	9/12/13	Common Stock	146,808	Acquisition
Jeffrey Sutton	9/12/13	Common Stock	159,255	Acquisition
Mark Garten	9/12/13	Common Stock	46,675	Acquisition
Stephen Schaefer	9/12/13	Common Stock	22,031	Acquisition
Gregg Spiegel	9/12/13	Common Stock	21,782	Acquisition
Paul J. Deleo	9/12/13	Common Stock	7,001	Acquisition
Carl Stephens Jr.	9/12/13	Common Stock	7,001	Acquisition
Bernard Jaffe/Rosalind Jaffe	9/12/13	Common Stock	4,668	Acquisition
Kenneth Steckler	9/12/13	Common Stock	37,652	Acquisition
John Famularo	9/12/13	Common Stock	56,010	Acquisition
Maria J. Barba	9/12/13	Common Stock	4,201	Acquisition
Robert Schmidbauer	9/12/13	Common Stock	7,001	Acquisition
Concetta Cacciabaudo	9/12/13	Common Stock	2,334	Acquisition
Carol/Charles A. Otto	9/12/13	Common Stock	24,271	Acquisition
John S. Gross/Barbara Gross	9/12/13	Common Stock	28,005	Acquisition
Anthony Deleo	9/12/13	Common Stock	56,010	Acquisition

Thomas Rodriguez	9/12/13	Common Stock	9,335	Acquisition
Neil Austin	9/12/13	Common Stock	9,335	Acquisition
Frank Licari	9/12/13	Common Stock	9,335	Acquisition
Certified Medical Consultants, Inc.	9/12/13	Common Stock	28,005	Acquisition
Diane Bauman/Christopher Bauman	9/12/13	Common Stock	1,400	Acquisition
Jason Silverman	9/12/13	Common Stock	18,670	Acquisition
Robert Diener	10/1/13	Common Stock	100,000	Professional services
Robert Tocci	10/1/13	Common Stock	100,000	Professional services
Ted R. Chasanoff	10/1/13	Common Stock	100,000	Professional services
Ken M. Hickman	10/1/13	Common Stock	10,000	Professional services
Jena Waldron	9/12/13	Common Stock	83,333	Debenture Conversion ($.125/share)

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers

On October 1, 2013, the Company’s Board of Directors appointed Ted R. Chasanoff as a director of the Company, effective immediately, to serve until the next election of directors or appointment of their successors.

Set forth below is certain biographical information concerning Mr. Chasanoff:

Ted R. Chasanoff, 61, has been a director of the Company since October 2013. Ted Chasanoff is currently a shareholder in Mayer Hoffman McCann CPAs and a managing director of CBIZ MHM LLC. He is experienced in both the accounting and merger and acquisition area and provides business advisory services to publicly and privately held clients in various industries including media, technology, retail, distribution and service industries. He has worked closely with private equity groups, venture capital funds and the investment banking communities. He has served as the engagement partner on many large and small publicly traded companies. Prior to joining Mayer Hoffman McCann and CBIZ MHM he served as an audit partner at KPMG.

Mr. Chasanoff received his undergraduate degree from SUNY at Stony Brook and his MBA from Rutgers University. He has been a speaker at many conferences throughout the United States on accounting and merger and acquisition topics.

On October 28, 2013, Frank Gutta resigned as a Director, Chief Financial Officer and Treasurer of the Company in order to pursue other interests.  Daniel de Liege will assume the additional roles as the Company’s Chief Financial Officer, Principal Accounting Officer and Treasurer until a permanent replacement can be identified and hired.

Item 8.01

Other Events.

(a)

On September 12, 2013, Jena Waldron, the holder of certain of the Company’s convertible debentures, converted $10,000 of the face amount of said debentures at a conversion price of $.125 per share into 83,333 shares of Company Common Stock.

(b)

During September 2013, the Company formed the following entities as wholly-owned subsidiaries of the Company:

(i)

AMG Entertainment, LLC, a Florida limited liability company

(ii)

AMG Renewables, LLC, a Florida limited liability company

Thereafter, AMG Entertainment, LLC formed the following wholly-owned subsidiaries of AMG Entertainment, LLC:

(i)

AMG Live, LLC, a Florida limited liability company

(ii)

AMG Restaurant Operations, LLC, a Florida limited liability company

(iii)

AMG Television, Inc., a Florida corporation

(iv)

AMG Releasing, LLC, a Florida limited liability company

(v)

AMG Music, LLC, a Florida limited liability company

Thereafter, AMG Restaurant Operations, LLC formed New York Sandwich Company, LLC, a Florida limited liability company as its wholly-owned subsidiary.

The operating results of all of the aforementioned companies will be consolidated in the operating results of the Company.

(c)

in September 2013, New York Sandwich Company, LLC entered into a lease for a vacant restaurant property at 1388 E. Oakland Park Blvd., Ft. Lauderdale, FL and has begun renovations on the property.  Management is striving to open restaurant operations in November 2013. The lease is for a five (5) year term with three (3) additional five (5) year extensions for a total of twenty (20) years.  The initial lease amount is Five Thousand Dollars ($5,000) per month.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibits

NUMBER

DESCRIPTION

2.1

Convertible Debenture dated as of July 1, 2013 in an amount up to $100,000 payable by the Company to AMG Energy Group, LLC.

2.2

Promissory Note in the face amount of $10,000 dated August 1, 2013 between the Company and Pan Palm Beach Energy Solutions, LLC.

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alliance Media Group Holdings, Inc.

/s/ Daniel de Liege

By:________________________

Name:  Daniel de Liege

Title:  President

Dated: November 4, 2013

EXHIBIT LIST

NUMBER

DESCRIPTION

2.1

Convertible Debenture dated as of July 1, 2013 in an amount up to $100,000 payable by the Company to AMG Energy Group, LLC.

2.2

Promissory Note in the face amount of $10,000 dated August 1, 2013 between the Company and Pan Palm Beach Energy Solutions, LLC.